SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant |   |

Check the appropriate box:

|X| Preliminary proxy statement*

|   | Definitive proxy statement

|   | Definitive additional materials

|   | Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

CHEMOKINE THERAPEUTICS CORP.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.

|   | Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange
Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

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(4)

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Total fee paid:

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|   | Fee paid previously with preliminary materials:

|   | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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CHEMOKINE THERAPEUTICS CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2005

TO THE STOCKHOLDERS OF CHEMOKINE THERAPEUTICS CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Chemokine Therapeutics Corp., a Delaware corporation (the “Company”), will be held on Tuesday, May 10, 2005, at 2:00 PM Pacific Time at The Jonathan Club, 545 South Figueroa Street, Los Angeles, CA 90071, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.

To elect five directors to serve on the Company’s board of directors until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.

To increase the authorized shares of stock, par value $0.001 per share, of the Company from 56,000,000 shares of  stock to 106,000,000 shares of stock, consisting of 100,000,000 shares of common stock and 6,000,000 shares of preferred stock;

3.

To ratify the appointment of M.D. Sassi Company as independent auditors of the Company for the fiscal year ending December 31, 2005; and

4.

To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

We describe these matters in more detail in the enclosed proxy statement.  Our board of directors has fixed the close of business on March 11, 2005, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for inspection on the day of the meeting at the place of the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.

By Order of the Board of Directors,
Hassan Salari
Chairman of the Board, Chief Executive Officer and President
Vancouver, British Columbia
March __, 2005

CHEMOKINE THERAPEUTICS CORP.

6190 Agronomy Road, Suite 405

University of British Columbia

Vancouver, British Columbia V6T 1Z3

(604) 822-0301

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2005

The enclosed proxy is solicited on behalf of the board of directors of Chemokine Therapeutics Corp., a Delaware corporation (the “Company” or “Chemokine”), for use at the 2005 Annual Meeting of Stockholders (the “2005 Annual Meeting”) to be held on Tuesday, May 10, 2005, at 2:00 PM Pacific Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The 2005 Annual Meeting will be held at The Jonathan Club, 545 South Figueroa Street, Los Angeles, CA 90071.

Please vote your shares of common stock and series A convertible preferred stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.  This proxy statement has information about the 2005 Annual Meeting and was prepared by management for our board of directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about March __, 2005.

GENERAL INFORMATION ABOUT VOTING

Who may attend the meeting?

Attendance at the 2005 Annual Meeting is limited to our stockholders.  Registration will begin at 1:00 PM and each stockholder may be asked to present valid picture identification such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who may vote?

You may vote your shares of common stock and series A convertible preferred stock if our records show that you owned the shares on March 11, 2005.  On March 11, 2005, the record date for determination of stockholders entitled to notice of and to vote at the 2005 Annual Meeting, 31,743,206 shares of our common stock, par value US$0.001 per share, and 2,000,000 shares of our series A convertible preferred stock, par value US$0.001 per share, were issued and outstanding.

Holders of common stock and series A convertible preferred stock will vote at the 2005 Annual Meeting as a single class on all matters.  The enclosed proxy card shows the number of shares you can vote. Each share of common stock and series A convertible preferred stock is entitled to one vote.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the 2005 Annual Meeting.  Sign and date the proxy card and mail it back to us in the enclosed envelope.  If the proxy card is properly signed and returned, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote FOR each of the director nominees, FOR the increase in our authorized common shares, par value $0.001, from 50,000,000 shares of common stock to
100,000,000 shares of common stock, and FOR ratification of the appointment of M.D. Sassi Company to act as our independent auditors.

What if other matters come up at the 2005 Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the 2005 Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares in accordance with the recommendation of our board of directors or, if no recommendation has been made, in their own discretion.

May I change my vote after I return my proxy card?

Yes.  At any time before the vote on a proposal, you may change your vote either by filing with David Karp, our Corporate Secretary, at our principal executive offices at 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card.  We will honor the proxy card with the latest date.  You may also revoke your proxy by attending the 2005 Annual Meeting and voting in person.

May I vote in person at the 2005 Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card, you may attend the 2005 Annual Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

All votes will be tabulated by the inspector of elections appointed for the 2005 annual meeting, who will separately tabulate affirmative and negative votes and abstentions. Abstentions are counted as present for purposes of determining whether or not there is a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes for each proposal other than the election of directors.  Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter.  Broker non-votes are not counted or deemed to be present or represented for purposes of determining whether stockholder approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the annual meeting.

We will have a quorum and be able to hold the 2005 annual meeting if holders of one-third of the shares of common stock and series A convertible preferred stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. However, the increase in the authorized number of common shares from 50,000,000 common shares to 100,000,000 common shares requires the approval of a majority of the outstanding shares entitled to vote. Accordingly, the increase in the authorized number of common shares will not be approved unless at least a majority of the common shares and series A convertible preferred shares entitled to vote are present in person or by proxy and vote to approve the increase in the authorized number of common shares.

In the election of directors, the five nominees receiving the highest number of affirmative votes shall be elected. You may not cumulate votes in the election of directors. The affirmative vote of the holders of common stock and series A convertible preferred stock representing a majority of the voting power present or represented by proxy and voting at the 2005 Annual Meeting is required for the ratification of the auditors.

Who pays for this proxy solicitation?

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by our directors, officers or employees.  No additional compensation will be paid to these individuals for any such services.  Except as described above, we do not presently intend to solicit proxies other than by mail.

Which currency is used in this proxy statement?

In this proxy statement, unless otherwise indicated, all dollar amounts and references to “$” are to U.S. dollars and all references to “CDN$” are to Canadian dollars.

STOCKHOLDER PROPOSALS

Deadline for Submission of Proxy Materials

Stockholder proposals that are intended to be presented at our 2006 annual meeting and included in our proxy materials relating to the 2006 annual meeting must be received by David Karp, Corporate Secretary, Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3, no later than ____________, which is 120 calendar days prior to the anniversary of the mailing date for this year’s proxy materials.  All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2006 annual meeting.

Deadline for Other Proposals

If a stockholder wishes to present a proposal at our 2006 annual meeting and the proposal is not intended to be included in our proxy statement relating to the 2005 annual meeting, the stockholder must give advance notice to us prior to the deadline for the annual meeting.  In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than ____________, which is 45 calendar days prior to the anniversary of the mailing date for this year’s proxy materials.  However, in the event that the 2006 annual meeting is called for a date which is not within thirty days of the anniversary of the date of the 2005 Annual Meeting, stockholder proposals intended for presentation at the 2006 annual meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2006 annual meeting is first made. If a stockholder gives notice of such proposal after ____________, then the proxy solicited by our board of directors for the 2006 annual meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such stockholder proposal.

MATTERS TO BE CONSIDE RED AT ANNUAL MEETING

OVERVIEW OF PROPOSALS

This proxy statement contains three proposals requiring stockholder action. Proposal No. 1 requests the election of five directors to our board of directors. Proposal No. 2 requests approval of an increase in our authorized number of shares from 56,000,000 shares, par value $0.001, to 106,000,000 shares, par value $0.001, of which 100,000,000 will be common shares and 6,000,000 will be preferred shares. Proposal No. 3 requests ratification of our independent auditors. We discuss each of the proposals in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our board of directors has nominated each of the persons listed below for election as a director to serve for a one-year term and until his or her successor is duly elected and qualified.  Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of our board of directors’ five nominees below.  Proxies cannot be voted for more than five persons.

Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve.  If any nominee is unable or declines to serve as a director at the time of the 2005 Annual Meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy.  Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below.

The names of the nominees, and certain information about them, are set forth below.

Name	Age	Director Since	Position

Hassan Salari	51	1998	Chairman of the Board, Chief Executive Officer and President
Michael Evans(1)(2)(3)	45	2004	Director
John Osth(1)(3)	58	2003	Director
Matthias C. Kurth(2)	50	2001	Director
C. Richard Piazza(1)(2)(3)	57	2001	Director

__________

1.  Member of the Audit Committee.  The Audit Committee’s financial expert is Michael Evans.

2.  Member of the Compensation Committee.

3.  Member of the Nominating and Corporate Governance Committee.

Hassan Salari, Ph.D. – Chairman, President & Chief Executive Officer

Dr. Salari, an entrepreneur and scientist, has been our Chairman, President and Chief Executive Officer since July 1998. He is experienced in managing private and public biotechnology companies.  Dr. Salari also has served as President of Globe Laboratories Inc., a biotechnology research and development company, since June 2002.  Prior to his engagement with us, Dr. Salari founded and built the biotechnology company, Inflazyme Pharmaceuticals Ltd. (IZP.TO).  From 1992 to 1998 he had, in his role as President and Chief Executive Officer, the responsibility of managing Inflazyme Pharmaceuticals Ltd.’s business affairs as well as its drug discovery and development program. He negotiated and closed several licensing deals with biotechnology and pharmaceutical companies.

From 1990 to 1998, Dr. Salari was Professor of Medicine at University of British Columbia. He assembled several research teams in the fields of autoimmunity and inflammation.  He was also a consultant and advisor to pharmaceutical companies in the United States and Europe. From 1987 to 1990, he was Assistant Professor at University of British Columbia and also served as a consultant to Merck & Co. Inc., Upjohn Co., and Zymogenetics Inc., in the field of novel anti-inflammatory and autoimmune drugs. From 1986 to 1987, he was a research associate in the Department of Medicine at University of British Columbia. He was the lead project investigator in cytokine research and drug development. From 1984 to 1986, he worked as a research associate at the Department of Physiology, Laval University. Dr. Salari carried out research work on the biology of human blood cells and their control by cytokines. In 1982 and 1983, he consulted to a French pharmaceutical corporation (Beafour Ipsen) as a research scientist on the discovery of novel anti-inflammatory drugs. From 1981 to 1982, Dr. Salari worked at the Department of Immunology, McGill University in Montreal as a research associate.

Dr. Salari has a Ph.D. degree from the University of Southampton, United Kingdom, Department of Microbiology (1976-1980). His Ph.D. dissertation investigated the protein chemistry of infectious bacteria. Throughout his academic career, Dr. Salari has published over 150 scientific articles and book chapters on various immunology topics and autoimmune diseases. He has previously obtained six U.S. patents for his pioneering work on the discovery of novel drugs to treat autoimmune diseases: US 06046185; US 05506217; US 05399683; US 05369097; US 05219845 and US 06706701. He is also co-inventor of nine patents issued or patents applied for which are part of our intellectual property.

Michael Evans, MBA, CFA, CBV – Director

Mr. Evans has served as a director since April 2004. He was also interim Chief Financial Officer from April 2004 to June 2004. In 1989, he founded Evans & Evans, Inc., a financial advisory services company. Prior to that, he worked in the venture capital industry in Western Canada for several years. Mr. Evans began his career in marketing and sales with Wang Canada Ltd. in 1983. For the past 17 years, Mr. Evans has been responsible for raising money for numerous clients through private placements, public offerings, and debt issuances. In addition, he has advised on many merger and acquisition transactions and has originated transactions for both purchasers and sellers. Mr. Evans is a principal and director of Evans & Evans, Inc. and oversees the expansion and development of its offices outside of British Columbia. Mr. Evans holds a Bachelor of Business Administration degree from Simon Fraser University, a Masters of Business Administration from the University of Portland, where he graduated with honors, and the professional designations of Chartered Financial Analyst (“CFA”) and Chartered Business Valuator. He is a member of the CFA Institute, the Vancouver Society of Financial Analysts, and the Canadian Institute of Chartered Business Valuators.

John Osth, MBA – Director

Mr. Osth has been a director since October 2003. He has broad product development experience in the biomedical and bio-device areas with concentration in the areas of immunology, cell biology and clinical diagnostics. Mr. Osth’s executive and operating experience includes marketing, manufacturing, research and development, accounting and business development. Mr. Osth has served as Chairman of the board of directors of QuantumCor, Inc., a medical device development company, since 2002, and as General Partner of Desert Trail Consulting, LLC, a medical consulting firm, since 1999.  He is also a member of the board of directors of Miragence Corp.  Mr. Osth formerly served as the president of Baxter Healthcare Corp’s Immunotherapy Division, during which time the division developed an advanced blood separation bio-device, taking the product from design goals to approval to market in Europe in just over two years. This new product allowed the division to take market share leadership, and increase annual revenues from virtually zero in 1993 to almost US$20 million in 1997. Mr. Osth led the successful spin-out of the Immunotherapy Division to create Nexell Therapeutics Inc.  Mr. Osth is a member of the Board of the Marrow Foundation, the fundraising arm of the National Marrow Donor Program.  Mr. Osth received his Masters of Business Administration from the University of Chicago, received his Masters of Science in Civil Engineering from the University of Illinois, and received his Bachelors of Science in General Engineering from the U.S. Naval Academy.

Matthias C. Kurth, M.D., Ph.D. – Director

Since September 2001, Dr. Kurth has been a member of our board of directors. Dr. Kurth is a board-certified neurologist with seven years of industry experience. He is a physician-scientist with broad experience in clinical medicine, biomedical sciences, clinical trials and market focused drug development.  Since December 2004, he has been Vice President, Medical Affairs of Ceregene, Inc., a biotechnology development company.  From February 2004 to November 2004, Dr. Kurth was Senior Medical Director, BOTOX/Neurology of Allergan Inc., a pharmaceuticals company. From November 2003 to February 2004, he was Therapeutic Area Head of I3 Research, Inc., a clinical research company.  From June 2001 to October 2003, he was Vice President, Medical and Regulatory Affairs of Questcor Pharmaceuticals.  From December 1997 to May 2001, Dr. Kurth served as the Medical Director and Clinical Trials Monitor at Axys Pharmaceuticals, Inc. (“Axys”), La Jolla, California, where he directed the clinical trials of various pharmaceutical products for Axys. Dr. Kurth has participated in four investigational new drug applications and the maintenance of the corresponding documentation required by the U.S. Food and Drug Administration. Dr. Kurth has worked with a multidisciplinary team of clinicians and clinical research organization staff carrying out clinical trials on various drugs targeting asthma, psoriasis, Multiple Sclerosis, inflammatory bowel diseases and cancer. Dr. Kurth has also worked with three other companies designing and implementing their clinical trials (Questcor Pharmaceuticals, Inc. - a generic drug developer, Morphogen Pharmaceuticals, Inc. - a stem cell development company, and Pharsight Inc. - a Mountain View, California company with interest in Alzheimer drugs). Dr. Kurth was also a speaker and consultant to Athena Neurosciences, DuPont Pharma, Hoffmann-LaRoche, Novartis, Pharmacia UpJohn and SmithKline Beecham. Dr. Kurth obtained his M.D. and his Ph.D. from Baylor College of Medicine, Houston, Texas, and his BA in Chemistry and Biochemistry from Rice University.

C. Richard Piazza, MA – Director

Since June 2001, Mr. Piazza has been a member of our board of directors. He is currently Managing Director, Investment Banking of La Jolla Capital Partners and is a director of NextEra Pharmaceuticals. From October 2003 to September 2004, he was the President and CEO of TheraFuse, Inc., La Jolla, CA, a medical device company. From April 2002 to May 2003 and from August 1994 to January 2000, he was the President and CEO of VitaGen Inc., a biotechnology company with focus in liver cell therapy. He was responsible for the development and initiation of clinical trials of that company’s extracorporeal liver assist device. Mr. Piazza, during his appointment with VitaGen, raised over US$35 million in venture capital and completed alliances with major healthcare companies. From January 2001 to February 2002, Mr. Piazza was President and CEO of Maxia Pharmaceuticals Inc., a small molecule oncology and metabolic disorders drug discovery company in San Diego, California. Prior to joining VitaGen and Maxia Pharmaceuticals, Mr. Piazza was the President and Chief Executive Officer of Smith and Nephew SoloPak, a leading pharmaceutical and IV therapy company and part of the international US$1.7 billion UK Smith & Nephew group. Mr. Piazza has over 29 years of pharmaceutical and biotechnology experience. Mr. Piazza received his Bachelor of Science degree in Economics, his A.A.S. degree in Business, and his Bachelor of Science degree in Speech Pathology from the State University of New York.

Board of Directors

Our board of directors is currently composed of five members. Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. At each annual meeting of stockholders, the directors’ successors will be elected to serve until the next annual meeting of stockholders.

Our board of directors held one meeting during 2004.  Each of the then current directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of our board of directors and (ii) the total number of meetings held by all committees of our board on which such director served during 2004.

Although we do not have a policy with regard to attendance by members of our board of directors at our annual meeting of stockholders, it is customary for all members of our board of directors to attend. All of our directors were present for our 2004 annual meeting.

Board Committees

Our board of directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Our board of directors may establish other committees to facilitate the management of our business.

Audit Committee – Our audit committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The audit committee is responsible for the appointment, compensation, retention and oversight of our independent auditors.  In addition, the committee reviews with our management and its independent auditors financial information that will be provided to stockholders and others, the systems of internal controls which management and our board have established and our audit and financial reporting processes.  The committee operates under a written Audit Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.  Additionally, a copy of the charter for the audit committee is attached hereto as Appendix A.  Our audit committee met in January and in March of 2005 in connection with the audit of our 2004 financial statements, and did not meet in 2004 while we were a private company.  The audit committee currently consists of Messrs. Evans, Osth and Piazza.  Our board of directors has chosen to use the independence standards of the National Association of Securities Dealers, Inc. (“NASD”) to evaluate the independence of its audit committee members.  Our board of directors has determined that beginning first in fiscal year ending December 31, 2005, all current members of the audit committee are “independent” as that term is defined in the current applicable rules of the NASD and also meet the additional criteria for independence of audit committee members under the applicable rules of the Exchange Act.  In addition, our board of directors believes that Mr. Evans is an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B.

Compensation Committee – The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our 2004 stock option plan, including the approval of grants under such plan to our employees, consultants and directors.  The committee currently consists of Messrs. Evans, Kurth and Piazza, each of whom is not an employee and is otherwise “independent” as that term is defined in the current applicable rules of the NASD.  The committee was formed in 2004, while we were private, and held its first meeting in 2005.  The committee operates under a written Compensation Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.

Nominating and Corporate Governance Committee – The Nominating and Governance Committee assists our board of directors by identifying individuals qualified to become board members and recommending director nominees for the annual meeting of stockholders; reviews and recommends to our board of directors corporate governance policies; leads our board or directors in its annual review of our board of director’s performance, and recommends board director nominees for each committee. The committee has sole authority to retain and to terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm’s fees and other retention terms. The committee actively seeks individuals qualified to become board members and makes recommendations based on experience, expertise and geographical representation.  The committee recommended to our board or directors the nomination of directors for the 2005 Annual Meeting. The committee currently consists of Messrs. Evans, Osth and Piazza, each of whom is “independent” as that term is defined in the current applicable rules of the NASD.  The committee was formed in 2004, while we were private, and held its first meeting in 2005.  The committee operates under a written Nominating and Corporate Governance Committee Charter adopted by our board, a copy of which can be found under the “Investor Information – Corporate Governance – Board Committee Charters” section of our website at www.chemokine.net.

The committee has specified the criteria for nominating individuals to serve as directors and our board of directors has approved the criteria. The criteria the committee employs in selecting Board nominees include:

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Directors should have high ethical character, and personal and professional reputations that compliment and enhance the image and standing of our company.

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Directors should be individuals who are directors of companies and leaders of organizations, including scientific, government, educational and other non-profit institutions.

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Directors should be individuals who are (although not necessarily exclusively) recognized as leaders in the fields of pharmaceuticals and biotechnology, particularly those areas of research, development and commercialization undertaken by our company, including those who have received awards and honors in their fields.

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Directors should have varied educational and professional experiences and backgrounds and who, collectively, provide meaningful counsel to management.

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Directors should generally not serve on the board of directors of more than five publicly traded companies and should have sufficient time to devote to their duties as directors of our company.

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Directors should understand the duties required of directors to the stockholders of our company.

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At least two-thirds of the directors should be "independent" as defined by the Securities and Exchange Commission.

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Directors should not have any real or apparent conflicts of interest in serving as a director of our company.

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Each director should have the ability to exercise sound, independent business judgment.

The Nominating and Corporate Governance Committee applies the same criteria to all nominees for the Board irrespective of the source of such nominee.

The Nominating and Corporate Governance Committee will consider recommendations for nominees to our board of directors submitted by stockholders.  Those candidates must be highly qualified exhibiting the experience and expertise required of our board of director’s own pool of candidates and interest in Chemokine’s businesses, and also the ability to attend and prepare for board, committee and stockholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board of directors. Candidates should represent the interests of all stockholders and not those of a special interest group.  Stockholders who wish the committee to consider their recommendations for nominees for the position of director should submit the candidate’s name, appropriate biographical information, a brief description of such candidate’s qualifications and such candidate’s written consent to nomination to the Nominating and Corporate Governance Committee in care of David Karp, Corporate Secretary, at the following address: Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.

Under the rules of the Toronto Stock Exchange (“TSX”), it is recommended that we compare our corporate governance practices to certain guidelines established by the TSX on an annual basis.  Our report on this comparison is set out in summary form attached as Appendix B to this Proxy Statement.

Stockholder Communications with our Board of Directors

Stockholders may contact our board of directors through written communication sent by certified mail to Board of Directors c/o David Karp, Corporate Secretary, at the following address: Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.  Our Corporate Secretary will forward all correspondence to our board  of directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.  From time to time our board of directors may change the process by which stockholders may communicate with our board of directors. Such changes will be posted to our website at www.chemokine.net.

Code of Ethics

We have adopted a code of ethics that applies to our executive officers and senior financial and accounting officers.  Our code of ethics has been filed as Exhibit 14.1 to our Report on Form 10-KSB filed on March 15, 2005.  A copy of our Code of Ethics can also be found under the “Investor Information – Corporate Governance” section of our website at www.chemokine.net.  The information on our website is not incorporated by reference in this Proxy Statement.  If we make any substantive amendments to the code of ethics or grant any waiver, including any implicit waiver, from a provision of the code of ethics to our chief executive officer or chief financial officer, we will disclose the nature of such amendment or waiver on our website or in a Report on Form 8-K or quarterly or annual report under the Securities and Exchange Act of 1934, as amended.

Director Compensation

During fiscal year ended December 31, 2004, we did not pay our non-employee directors for their services as directors, other than options to purchase our stock as described below. We reimbursed our non-employee directors for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors.

Michael Evans, our director, performed consulting services for us in the fiscal year ending December 31, 2004. We paid consulting fees of $21,102 for his services, and we reimbursed him $9,760 for his out of pocket expenses. We do not intend to engage Mr. Evans as a consultant during the fiscal year ending December 31, 2005, while he serves as a director.

John Osth, our director, performed consulting services for us in the fiscal year ending December 31, 2004. We paid consulting fees to of $28,500 for his services. We do not intend to engage Mr. Osth as a consultant during the fiscal year ending December 31, 2005, while he serves as a director.

During the financial year ended December 31, 2004, we granted 390,000 incentive stock options to our non-employee directors.  Dr. Kurth and Mr. Piazza each received an option grant to purchase 50,000 shares of common stock on May 15, 2001. On May 7, 2004, we cancelled these options and we granted 50,000 options to each of Dr. Kurth and Mr. Piazza exercisable at a price of CDN$1.00 per share. On December 1, 2003, we granted to Mr. Osth an option to purchase 100,000 common shares expiring on June 30, 2007 and exercisable at a price of US$1.35 per share.  On May 7, 2004, we cancelled these options and we granted 140,000 options to Mr. Osth exercisable at a price of CDN$1.00 per share.  On May 7, 2004, we granted to Mr. Evans an option to purchase 150,000 common shares excisable at a price of CDN$1.00 per common share.  The exercise price for each of the options granted to our directors is equal to the fair market value per share of common stock on the grant date.  Each of the options will vest and become exercisable 4% on the date of grant and 4% every month for 24 months thereafter.  Each of the options will expire on June 30, 2009, subject to earlier termination following the optionee’s cessation of service on the board of directors.

During 2005, our non-employee directors receive a retainer of $8,000 as a board member.  Non-employee committee chairpersons receive an additional $500.  Non-employee board and committee members receive $750 for each regularly scheduled meeting attended by telephone conference or in person.  In addition, our board members are reimbursed for their travel, lodging, and other out-of-pocket- expenses which they incur in connection with their duties as directors. Our directors are also eligible to receive, from time to time, incentive stock options in accordance with our stock option plan.

Employee directors do not receive any additional compensation for serving as members of our board or any committee of our board. Employee directors are eligible to participate in our compensation and benefit plans that are generally available to our other employees, including the receipt of stock options under our stock option plan.  On May 7, 2004, we granted Dr. Salari an option to purchase 1,000,000 shares of common stock, exercisable at a price of CDN$1.00 per share, the fair market value per share of common stock on the grant date, and expiring on June 30, 2009. On September 30, 2004, Dr. Salari voluntarily surrendered 250,000 stock options, reducing his total number outstanding to 750,000 options.

Vote Required

The five nominees receiving the highest number of affirmative votes of the outstanding shares of common stock and series A convertible preferred stock, present or represented by proxy and entitled to be voted for them shall be elected as directors. Shares withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect under Delaware law.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the election of the nominees named above.

PROPOSAL NO. 2

INCREASE IN AUTHORIZED NUMBER OF COMMON SHARES

We have 56,000,000 shares of stock, $0.001 par value per share, authorized in our certificate of incorporation, of which 50,000,000 shares are designated common stock. We have 31,743,206 common shares outstanding. We have 2,000,000 shares of series A convertible preferred stock outstanding, convertible into 2,000,000 shares of common stock. We have issued 6,284,259 warrants currently outstanding that may be exercised for 6,284,259 shares of common stock. We have granted options to employees, officers, directors and consultants that may be exercised for 2,943,000 shares of common stock. In total, we have outstanding securities convertible into 11,227,259 additional shares of common stock. Accordingly, under our certificate of incorporation, we only have 7,029,535 shares of unissued common stock to meet our future financing and corporate needs.

In order to meet our needs in the future, we believe we should increase the number of authorized shares of stock from 56,000,000 shares to 106,000,000 shares, par value $0.001, of which 100,000,000 shares will be common stock and 6,000,000 shares will be preferred stock. Such future needs might include (a) the need to raise additional capital by issuing additional shares of common stock or granting warrants for the future purchase of common stock, (b) the need to grant additional options to purchase common stock to attract qualified employees and consultants; (c) the need to issue additional shares of common stock or securities convertible into common stock in connection with strategic corporate transactions, acquisitions, marketing agreements, and other business arrangements. Although we are not presently engaged in activities that would require these needs to be met, we should be prepared when the opportunities might arise. If we do not increase the number of our authorized common shares, we will not be in a position to take advantage of these opportunities when they arise or when we have a need.

The material terms of the proposed Certificate of Amendment are set forth in Appendix C to the Proxy Statement.

Vote Required

The affirmative vote of the holders of common stock and series A convertible preferred stock representing a majority of the combined voting power of the outstanding common stock and series A convertible preferred stock is required to approve the increase in the number of authorized shares of our common stock.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the increase in our authorized shares of common stock, par value $0.001 per share, of the Company from 50,000,000 shares of common stock to 100,000,000 shares of common stock.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our audit committee has appointed M.D. Sassi Company as our independent public accountants for the year ending December 31, 2005, and is asking our stockholders to ratify this appointment. Stockholder ratification of the selection of M.D. Sassi Company as our independent public accountants is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of M.D. Sassi Company to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify this selection at the 2005 Annual Meeting, our audit committee will review its future selection of independent registered public accounting firms; however, the audit committee may select M.D. Sassi Company, notwithstanding the failure of the stockholders to ratify its selection.  In addition, even if the shareholders ratify the selection, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of our stockholders and us.

During the fiscal years ended December 31, 2004, and December 31, 2003, M.D. Sassi Company provided various audit, audit related and non-audit services to us as follows:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees – Aggregate fees billed for professional services rendered for the audit of our 2004 and 2003 fiscal year annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the 2004 and 2003 fiscal years.	$67,000	$16,000
Audit-Related Fees – Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which are not reported under “Audit Fees” above.	$81,000	Nil
Tax Fees – Aggregate fees billed for tax compliance, tax advice and tax planning, including transfer pricing consultation.	Nil	Nil
All Other Fees – Aggregate fees billed for products and services provided other than as described in the preceding three categories.	Nil	Nil
Total Fees	$148,000	$16,000

Our Audit Committee has considered whether provision of the services described regarding audit related fees, tax fees and all other fees above were compatible with maintaining the independent auditor’s independence and has determined that such services did not adversely affect M.D. Sassi Company’s independence.

Representatives of M.D. Sassi Company are expected to be present at the 2005 Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Audit Committee Pre-Approval Policy

The audit committee has direct responsibility to review and approve the engagement of the independent auditors to perform audit services or any permissible non-audit services.  The audit committee has adopted a policy concerning approval of audit and non-audit services to be provided by our independent auditors. The policy requires that all services to be provided by our independent auditors, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee may not engage the independent auditors to perform specific non-audit services proscribed by law or regulation. Since we did not become subject to the requirements of the Sarbanes Oxley Act until December 17, 2004, the audit committee did not pre-approve all audit and non-audit services provided by M.D. Sassi Company during 2004.

Vote Required

The affirmative vote of the holders of common stock and series A convertible preferred stock representing a majority of the voting power of the outstanding stock, present or represented by proxy and voting at the 2005 Annual Meeting, is required to ratify the appointment of M.D. Sassi Company as our independent auditors for the year ending December 31, 2005.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR ratification of the appointment of M.D. Sassi Company as our independent auditors for the fiscal year ending December 31, 2005.

OTHER MATTERS

Our board of directors knows of no other business to be presented at the 2005 Annual Meeting. If any other business is properly brought before the 2005 Annual Meeting, the proxy holders will vote the proxies in accordance with the recommendation of our board of directors or, if the board does not make a recommendation, in their own discretion. You are granting discretionary authority with respect to such other matters by the execution of the enclosed proxy.

MANAGEMENT

Executive Officers, Directors and Other Key Employees

The following table sets forth certain information regarding our executive officers, directors and other key employees as of March 1, 2005.

Name	Age	Position

Hassan Salari	51	Chairman of the Board, Chief Executive Officer and President
David Karp	40	Director of Finance, Chief Financial Officer and Corporate Secretary
Walter Korz	46	Vice President of Drug Development
Michael Evans(1)(2)(3)	45	Director
Matthias C. Kurth(2)	50	Director
John Osth(1)(3)	58	Director
C. Richard Piazza(1)(2)(3)	57	Director

1.  Member of the Audit Committee.  The Audit Committee’s financial expert is Michael Evans.

2.  Member of the Compensation Committee

3.  Member of the Nominating and Corporate Governance Committee

Management

David L. Karp, CFA, MBA ,P.Eng. – Director of Finance, Chief Financial Officer and Corporate Secretary

Mr. Karp has been our Director of Finance and Chief Financial Officer since June 2004. Mr. Karp became our corporate Secretary on January 14, 2005. From February 2002 to May 2004, Mr. Karp was Chief Financial Officer of Neuro Discovery Inc., a Vancouver based, publicly traded investment management company focused on biotechnology investing.  Mr. Karp assisted in raising capital and making private investments in early stage biotechnology companies in addition to having overall responsibility for all treasury, reporting and control functions.  From August 1997 to September 2001, Mr. Karp was Vice President, Investment Banking for BMO Nesbitt Burns in Vancouver.  His experience in raising capital includes raising capital for biotechnology companies and companies in other industries.  Mr. Karp has also managed a number of merger, acquisition and restructuring assignments for a variety of industries including biotechnology.  Mr. Karp holds a Bachelor of Science degree in Mechanical Engineering from the University of Waterloo in Ontario and an MBA from the Ivey School of Business at the University of Western Ontario in London, Ontario.  He is a Chartered Financial Analyst and a Professional Engineer.

Walter Korz, HCA – Vice President of Drug Development

Mr. Korz has served as our Vice President of Drug Development since April 2004.  Mr. Korz also served as Director of Drug Development from May 2003 to April 2004.  His multi-disciplinary experience has spanned thirteen years in the biotech sector.  He brings with him a broad drug development background, including outsourcing experience with contract research organizations, central institutional review boards, data safety committees, protocol steering committees, as well as central diagnostic and preclinical/clinical laboratory services.  He has negotiated service provider contracts with ongoing contract administration.  His experience with therapeutic and diagnostic research drugs has spanned various indications including cancer, Multiple Sclerosis, rheumatoid arthritis, and psoriasis.  He has managed medical studies from the preclinical to the pivotal clinical stages.

Prior to joining us he held the position of Clinical Development Manager with Angiotech Pharmaceuticals, Inc. (NASDAQ:ANPI) from 2000 to 2003.  From 1996 to 2000, Mr. Korz was Manager, Medical Marketing of AltaRex Corp., a biotechnology company, where he was responsible for overseeing the development of therapeutic products in Edmonton and Boston. His initial drug development, clinical and regulatory experiences were gained with Biomira Inc. Mr. Korz received his Diploma in Hospital and Health Care Administration from the University of Saskatchewan and his Diploma in Nuclear Medicine from the Southern Alberta Institute of Technology.

Current Directors Standing for Re-election

Hassan Salari.  See “Proposal No. 1: Election of Directors” for Dr. Salari’s biography.

Michael Evans.  See “Proposal No. 1: Election of Directors” for Mr. Evans’ biography.

John Osth.  See “Proposal No. 1: Election of Directors” for Mr. Osth’s biography.

Matthias C. Kurth.  See “Proposal No. 1: Election of Directors” for Dr. Kurth’s biography.

C. Richard Piazza.  See “Proposal No. 1: Election of Directors” for Mr. Piazza’s biography.

Relationships Among Executive Officers and Directors

Our board of directors appoints our executive officers to serve until their successors have been duly appointed and qualified. There are no family relationships among any of our directors or executive officers.

Keyman Insurance

We have purchased CDN$3,000,000 of “key-man” insurance against the loss or disability of our President and Chief Executive Officer, Dr. Hassan Salari.  We are a two-thirds beneficiary of the keyman insurance policy.  Dr. Salari’s family is a one-third beneficiary of this life insurance policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of its equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission.  Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, we believe that, for the 2004 fiscal year, our executive officers and directors timely filed all reports required under Section 16(a) for such fiscal year, except as follows:

Name	Report	Date Report Filed
Hassan Salari	Form 3	January 3, 2005
Hassan Salari	Form 5	February 14, 2005
C. Richard Piazza	Form 3	January 3, 2005
Michael Evans	Form 3	January 3, 2005
Matthias C. Kurth	Form 3	January 3, 2005
John Osth	Form 3	January 3, 2005
Michael Evans	Form 3	January 3, 2005
David Karp	Form 3	January 3, 2005
Walter Korz	Form 3	January 3, 2005
Pharmaceutical Product Development, Inc.	Form 3	February 22, 2005

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table, presented in accordance with applicable securities laws, sets forth all annual and long-term compensation for services in all capacities to us and our subsidiaries from January 1, 2002 to December 31, 2004, paid to the individuals who served as our Chief Executive Officer during the financial year ended December 31, 2004 and our other executive officers whose total salary and bonus was US$100,000 or more for the financial year ended December 31, 2004 (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
						Restricted	Securities
					Other Annual	Stock	Underlying	LTIP	All Other
		Salary		Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Name and Principal Position	Year	(CDN$)		(CND$)	(CDN$)	(CDN$)	(#)	(CDN$)	(CDN$)
Hassan Salari	2004	167,500	(1)	250,000	11,324 (2)	---	750,000	---	---
President & Chief Executive	2003	125,644	(1)	---	---	---	---	---	---
Officer	2002	106,123	(1)	---	---	---	1,000,000 (3)	---	---

David Karp	2004	64,333	(4)	51,000	21,000 (5)	---	250,000	---	---
Director of Finance, Chief Financial Officer and Corporate Secretary

(1)  Inclusive of salary paid to Dr. Salari by Globe Laboratories Inc., our affiliate, in 2004 and 2003 and our former wholly owned subsidiary Chemokine Therapeutics Inc. for the fiscal year 2002.

(2)  In 2004, we paid for a car lease totalling CDN$9,764 for Dr. Salari and paid CDN$1,560 for a CDN$3,000,000 “keyman” life insurance policy of which Dr. Salari’s family is a one-third beneficiary.

(3)  In May 2004, these options were cancelled and 750,000 options were granted exercisable at a price of CDN$1.00 per share expiring on June 30, 2009.

(4)  Mr. Karp joined our company in June of 2004.

(5)  30,000 shares of common stock were paid to Mr. Karp for employment services in 2004 valued at CDN$0.70 per share, the value per share sold under the May 6, 2004 private placement.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans, other than stock options that provide compensation intended to serve as incentive for performance.

Option Grants in Last Fiscal Year

The following table sets forth information regarding options granted to each of our Named Executive Officers during the year ended December 31, 2004.

Option & Warrant/ SAR Grants in Fiscal Year 2004

(Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal 2004	Exercise or Base Price ($/share)	Expiration Date
Hassan Salari Chairman, President and Chief Executive Officer	750,000(1)	47.2%	CDN$1.00	June 30, 2009
David Karp Director of Finance, Chief Financial Officer and Corporate Secretary	250,000	15.7%	CDN$1.00	June 30, 2009
Walter Korz Vice President Drug Development	200,000(2)	12.6%	CDN$1.00	June 30, 2009

1.  In May 2004, 1,000,000 options were cancelled and 750,000 options were granted exercisable at a price of CDN$1.00 per share expiring on June 30, 2009.

2. In May 2004, 200,000 options were cancelled and 200,000 options were granted exercisable at a price of CDN$1.00 per share expiring on June 30, 2009.

Aggregated Option Exercises and Fiscal Year-End Values

The following table sets forth information with respect to each of our Named Executive Officers concerning the exercise of stock options during the 2004 fiscal year and the number of shares subject to unexercised stock options held at the close of such fiscal year.  No stock appreciation rights were exercised during the 2004 fiscal year, and no stock appreciation rights were outstanding at the close of such year.

In the following table, “Value Realized” is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the “Value of Unexercised In-The-Money Options” is based on the closing selling price per share at the close of the 2004 fiscal year less the exercise price payable per share. Options are “In-the-Money” if the fair market value of the underlying options exceeds the exercise price of the option.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004(1)
Name			Exercisable	Unexercisable	Exercisable (CDN$)	Unexercisable (CDN$)
Hassan Salari Chairman, President and Chief Executive Officer	Nil	N/A	240,000	510,000	12,000	25,500
David Karp Director of Finance, Chief Financial Officer and Corporate Secretary	Nil	N/A	80,000	170,000	4,000	8,500
Walter Korz Vice President Drug Development	Nil	N/A	64,000	136,000	3,200	6,800

1.  In determining the value of in-the-market options we used a fair market price of CDN$1.05, being the closing price of our common stock as listed on the Toronto Stock Exchange on December 31, 2004 less the exercise price of CDN$1.00.

Employment Contracts and Termination of Employment and Change-in-Control Arrangement

Except as described below, there are no compensatory plans or arrangements with respect to any Named Executive Officer resulting from resignation, retirement or other termination of employment or from a change of control of our corporation.

Employment Agreement with Dr. Hassan Salari

Dr. Salari has an employment agreement jointly with us and our wholly owned subsidiary Chemokine Therapeutics (B.C.) Corp. dated April 1, 2004, and amended on September 30, 2004 and March 10, 2005.  Pursuant to this agreement, we engaged Dr. Salari as Chairman, President and Chief Executive Officer for an initial term of five years.  Under the agreement, we will pay Dr. Salari a minimum base annual compensation of CDN$300,000 with such increases as we may approve.

If we terminate his engagement without cause or advance notice, we will pay Dr. Salari a lump sum equal to his then-current base cash compensation for a period of two years.  Our failure to renew the agreement constitutes termination without cause.  If we terminate Dr. Salari’s engagement for any reason other than for cause and including his resignation and non-renewal of the agreement within one year following the effective date of a consolidation or merger or the sale of substantially all of our assets to a third party, then we will pay to Dr. Salari a lump sum equal to his then-current base cash compensation for a period of two years.

The agreement also contains provisions that Dr. Salari not compete with us during the term of his engagement and for a period of one year after termination.  In addition, we shall own all proprietary rights to all discoveries, improvements and ideas, whether patentable or not, in the field of chemokines made by Dr. Salari during the term of, or within three months of, his engagement with us.

Employment Agreement with David Karp

Subsequent to the year ended December 31, 2003, we appointed David Karp as our Chief Financial Officer.  Mr. Karp has an employment agreement jointly with us and our wholly owned subsidiary Chemokine Therapeutics (B.C.) Corp. dated May 14, 2004 and amended March 10, 2005.  Pursuant to this agreement, we engaged Mr. Karp as Chief Financial Officer commencing on June 1, 2004.  Under the agreement, we paid Mr. Karp CDN$7,000 per month for a three month probationary period starting in June 2004.  In addition, until the completion of our initial public offering, we granted Mr. Karp 6,500 common shares per month during the probationary period. Commencing in September 2004, paid Mr. Karp CDN$10,000 per month and 3,500 common shares per month until completion of the initial public offering in December 2004, after which we pay Mr. Karp annual compensation of CDN$160,000. After March 31, 2005 Mr. Karp will receive a salary of CDN$170,000 with such increases as we may approved.

If we terminate his engagement for any reason other than for cause, we must pay Mr. Karp a lump sum equal to six month’s of total compensation at a rate established by his base salary and his most recent annual bonus.  In addition, for each year of service, we must pay Mr. Karp an amount equal to two weeks of his total compensation for each year of service with us, up to a maximum of nine months. We must prorate for partial years.  In addition, all stock options grants to Mr. Karp, if any, granted pursuant to any stock option agreement will become immediately vested and exercisable.

The agreement also contains provisions providing that Mr. Karp may not compete with us during the term of his engagement and for a period of three months after termination.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2004 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders(2)	2,081,000	$0.92	2,469,416(3)
Equity Compensation Plans Not Approved by Stockholders(4)	3,975,544	$1.01	192,000
Total	6,056,544		2,661,416

(1) Shown in U.S. dollars converted at CDN$1.2020.

(2) Consists of the 2004 stock option plan.

(3) Consists of shares available for future issuance under the 2004 stock option plan.  As of December 31, 2004, an aggregate of 2,469,416 shares of our common stock were available for issuance under the 2004 stock option plan.

(4) Consists of warrants issued pursuant to agreements we have entered into with broker-dealers and consultants for services rendered to us.  The compensation paid consists of cash and warrants.  These agreements have been approved by our board of directors but were not submitted for shareholder approval.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of March 1, 2005, except as noted in the footnotes below, by:

•

Each person whom we know to be the beneficial owner of 5% or more of our outstanding common stock;

•

Each Named Executive Officer;

•

Each of our directors; and

•

All of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or that will become exercisable within 60 days after March 1, 2005, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  As of March 1, 2005, 33,743,206 shares of our voting securities, including common shares and series “A” preferred shares, were issued and outstanding.  Except as noted below, the stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares.

	Beneficial Ownership of Shares
Name of Beneficial Owner	Number (1)	Percentage

Executive officers and directors:
Hassan Salari (2)	6,607,101	19.4%
David L. Karp (3)	150,000	0.4%
Walter Korz (4)	96,000	0.3%
John Osth (5)	67,200	0.2%
Michael Evans (6)	72,000	0.2%
Matthias C. Kurth (7)	24,000	0.1%
C. Richard Piazza (8)	24,000	0.1%
All directors and executive officers as a group (7 persons) (9)	7,040,301	20.4%

5% Stockholders:
Canaccord Capital Corporation (10)	1,898,430	5.4%
Pharmaceutical Product Development, Inc. (11)	2,500,000	7.3%

1.

Includes all of our voting securities, including common shares and series “A” preferred shares.

2.

Dr. Salari is one of the beneficiaries of 6,607,101 common shares held by Pacific Medical Corp.  Dr. Salari has control of the voting power over our common shares held by Pacific Medical Corp.  Includes 360,000 stock options of a total of 750,000 held by Dr. Salari that will be vested within 60 days of March 1, 2005, and are exercisable at a price of CDN$1.00 per common share expiring on June 30, 2009.  The address of Dr. Salari is 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia V6T 1Z3.

3.

Includes 120,000 stock options of a total of 250,000 held by David Karp that will be vested within 60 days of March 1, 2005, and are exercisable at a price of CDN$1.00 per common share, expiring on June 30, 2009.  The address for David Karp is 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia V6T 1Z3.

4.

Includes 96,000 stock options of a total of 200,000 held by Walter Korz that will be vested within 60 days of March 1, 2005, and are exercisable at a price of CDN$1.00 per common share, expiring on June 30, 2009.  The address for Walter Korz is 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia V6T 1Z3.

5.

Includes 67,200 stock options of a total of 140,000 held by John Osth that will be vested within 60 days of March 1, 2005, and are exercisable at a price of CDN$1.00 per common share, expiring on June 30, 2009.  The address for John Osth is 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia V6T 1Z3.

6.

Includes 72,000 stock options of a total of 150,000 held by Michael Evans that will be vested within 60 days of March 1, 2005, and are exercisable at a price of CDN$1.00 per common share, expiring June 30, 2009.  The address for Michael Evans is 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia V6T 1Z3.

7.

Includes 24,000 stock options of a total of 50,000 held by Dr. Kurth that will be vested within 60 days of March 1, 2005, and are exercisable at a price of CDN$1.00 per common share expiring on June 30, 2009.  The address for Dr. Kurth is 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia V6T 1Z3.

8.

Includes 24,000 stock options of a total of 50,000 held by C. Richard Piazza that will be vested within 60 days of March 1, 2005, and are exercisable at a price of CDN$1.00 per common share expiring on June 30, 2009.  The address for Mr. Piazza is 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia V6T 1Z3.

9.

Includes a total of 763,200 stock options of a total of 1,590,000 options granted to our officers and directors that will be vested within 60 days of March 1, 2005.

10.

Includes 664,794 warrants held by Canaccord Capital Corporation for the purchase of 664,794 common shares at a price of CDN$1.00 per common share expiring May 6, 2006 and 604,659 warrants held by Canaccord for the purchase of 604,659 common shares at a price of CDN$1.00 per common share expiring June 29, 2006.  The address for Canaccord Capital Corporation is 2200-609 Granville St. Vancouver, BC V7Y 1H2.

11.

According to a Schedule 13G filed with the SEC on February 3, 2005, by Pharmaceutical Product Development, Inc. (“PPD”), PPD beneficially owns (i) 2,000,000 shares of common stock issuable upon conversion of 2,000,000 shares of the Series A Preferred Stock held by PPD, and (ii) 500,000 shares of common stock issuable upon exercise of share purchase warrants.  The address for PPD is 3151 South 17th Street, Wilmington, NC 28412.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The information contained in this report is not to be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporates it by reference in such filing.

The Compensation Committee (the “Committee”) of our board of directors (“Board”) of Chemokine Therapeutics Corp. (the “Company”) administers the compensation program for our executive officers. The role of the Committee, which is comprised of three outside non-employee directors, is to review and recommend or approve the base salaries, bonuses and other cash compensation of the executive officers. The Committee also administers our 2004 Stock Option Plan (the “2004 Plan”) with respect to all executive officers and has the exclusive authority to make option grants to them under the 2004 Plan.

Our executive compensation program utilizes a combination of our performance, individual performance and increases in shareholder value over time as determinants of executive pay levels. These principles are intended to motivate executive officers to improve our financial position, to hold executives accountable for the performance of the organizations for which they are responsible, to attract key executives into our service and to create value for our shareholders. The compensation for executive officers is based on two elements: cash compensation and equity-based compensation.

Cash Compensation

The Committee administers our executive compensation programs to ensure that the total cash compensation paid to executive officers and senior management remains at a competitive level to enable us to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. Each executive officer’s base salary may be adjusted each year on the basis of (i) the Committee’s evaluation of the officer’s personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. Our performance and profitability may also be a factor in determining the base salaries of executive officers. The compensation of executive officers is expected to be reviewed annually by the Committee. The Committee does not rely on any external compensation surveys in setting the cash compensation of the executive officers and does not attempt to target their cash compensation at any specific percentile of the levels of compensation in effect for other executives in comparable positions in the industry.

Equity-Based Compensation

The Committee believes that stock option grants under the 2004 Plan serve to align the interests of an executive officer with those of our shareholders and provide each individual with a significant incentive to manage our business from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of our common stock at a fixed price per share over a specified period of time up to five years, unless sooner terminated in accordance with the provisions of the 2004 Plan. Each option generally becomes exercisable in a series of equal installments over a specified period, contingent upon the officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he remains employed by us during the vesting period, and then only if the market price of the shares appreciates over the option term. The Committee sets the size of the option grant to each executive officer at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with us, the individual’s personal performance in recent periods and potential for future responsibility and promotion over the option term. Other factors include the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

Compensation of the Chief Executive Officer

The base salary of Dr. Hassan Salari, our Chairman, President and Chief Executive Officer, is set at a level that the Committee believes is competitive with the compensation paid to the chief executive officers of companies of comparable size and similar industries. The Committee intends to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by our business’s performance factors. For the 2005 fiscal year, the Committee has determined that Dr. Salari’s annual base salary should be increased to a rate of CDN$300,000 per year to be effective April 1, 2005. Accordingly, Dr. Salari’s 2005 base salary will be CDN$287,500. In May 2004, we cancelled 1,000,000 options held by Dr. Salari with an exercise price of $1.25 and granted to Mr. Salari, 750,000 options at an exercise price of CDN$1.00 per share.  We made the option grants to Dr. Salari based upon his performance and leadership with us and placed a large portion of his total compensation at risk since the option grants deliver a return only if our common stock appreciates over the option term. In January 2005, the committee approved the payment of a cash bonus to Dr. Salari of CDN$250,000 in recognition of his contribution to us including the completion of the initial public offering in 2004.

Submitted by the Compensation Committee of

the Board of Directors,

Michael Evans

Matthias C. Kurth

C. Richard Piazza

AUDIT COMMITTEE REPORT

The following is the report of our Audit Committee (the “Audit Committee”) of our board of directors with respect to our audited financial statements for the fiscal year ended December 31, 2004, which include balance sheets as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2004, and the notes thereto.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review with Management

The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors

The Audit Committee has discussed with M.D. Sassi Company, our independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received written disclosures and the letter from M.D. Sassi Company required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with M.D. Sassi Company its independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004.

Submitted by the Audit Committee of

the Board of Directors,

Michael Evans

John Osth

C. Richard Piazza

CERTAIN TRANSACTIONS

Except as disclosed elsewhere in this proxy statement, there are no material transactions with the directors, senior officers, promoters or principal holders of our securities that have occurred in the last two completed fiscal years other than:

•

During the year ended December 31, 2004 and 2003, we paid US$1,124,826 and US$1,407,584 to Globe Laboratories Inc., a corporation controlled by Dr. Hassan Salari for research expenses.  Globe Laboratories Inc. is operated independently of us, is entitled to scientific research and experimental tax credits and is engaged in chemokine research for us on a contracted operating cost basis plus a 2% margin. We believe the terms of this arrangement are as favorable to us as we could have obtained from unrelated third parties.

•

We accrued management fees of US$298,780 for the year ending December 31, 2001, and US$250,000 for the year ending December 31, 2002, payable to Pacific Medical Corp., a corporation of which Dr. Hassan Salari, our Chairman, President and Chief Executive Officer is one of the beneficial owners. We accrued management fees of US$250,000 and paid US$290,000 for the year ended December 31, 2003, to Pacific Medical Corp. We accrued management fees of US$62,500 and paid US$22,500 for the three months ended March 31, 2004, to Pacific Medical Corp. These accrued management fees and payments were for services related to fund raising and business development. The management fees payable did not bear interest. We believe the terms of this arrangement are as favorable to us as we could have obtained from unrelated third parties.  This management agreement terminated on March 31, 2004 and provided for repayment of management fees at our discretion in cash or in common shares. We paid US$200,000 of the outstanding US$548,780 obligation to Pacific Medical Corp. in common shares issued at the price of US$0.81 or CDN$1.00 per share at the close of our initial public offering and US$348,780 in cash.

•

We lease office space of 1,200 square feet in Vancouver, B.C., from Salari Enterprise Ltd., at the rate of CDN$2,000 per month. The monthly rent is the fair market rate for the market in Vancouver, B.C. The term of the lease commenced on January 1, 2003 and expires December 31, 2007. Salari Enterprise Ltd. is controlled by Dr. Hassan Salari, our Chairman, President and Chief Executive Officer. During the years ended December 31, 2004 and 2003, we paid rent of $19,178 and $17,178 respectively.  We believe the terms of this arrangement are as favorable to us as we could have obtained from unrelated third parties.

•

We have purchased “key-man” life insurance on the life of Dr. Hassan Salari, our Chairman, President and Chief Executive Officer, in the amount of CDN$3,000,000. We pay annual premiums of CDN$4,680. Dr. Salari’s family is a one-third beneficiary of this life insurance policy.

Indebtedness of Directors

Pursuant to a development agreement with Globe Laboratories Inc., a company controlled by Dr. Salari, Globe Laboratories conducts the research and development activities on behalf of our products at a cost plus 2% basis.  As a working arrangement, we transfer funds to Globe Laboratories Inc. for working capital to fund the ongoing development of our products. Until such time as these funds are used by Globe Laboratories Inc. they are treated as an amount due from an affiliate.

Name and Principal Position	Involvement of Corporation	Largest Amount Outstanding during the year ended Dec. 31, 2004	Amount outstanding as at December 31, 2004	Financially Assisted Securities Purchased during the year ended Dec. 31, 2004	Security for Indebtedness
Globe Laboratories Inc.	Lender	US$453,641	US$(26,322)	Nil	Nil

OTHER MATTERS

Our board of directors knows of no other business that will be presented at the 2005 Annual Meeting.  If any other business is properly brought before the 2005 Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of our board of directors.  If no recommendation is made by our board of directors the proxy holder will vote your shares in its own discretion.  Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy or the vote by telephoned.

It is important that the proxies be returned promptly and that your shares be represented.  We urge you to sign, date and promptly return the enclosed proxy card in the enclosed envelope or vote by telephone in accordance with the instructions accompanying the proxy card.

A copy of our Annual Report for the year ended December 31, 2004, has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at this Annual Meeting.  This Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

We have filed our Annual Report on Form 10-KSB for the year ended December 31, 2004 with the Securities and Exchange Commission.  You may obtain, free of charge, a copy of the Form 10-KSB by writing David Karp, Corporate Secretary, Chemokine Therapeutics Corp., 6190 Agronomy Road, Suite 405, University of British Columbia, Vancouver, British Columbia, V6T 1Z3.

By Order of the Board of Directors,

Hassan Salari

Chairman of the Board of Directors, Chief

Executive Officer and President

Dated:  March __, 2005

Vancouver, BC

APPENDIX A

AUDIT COMMITTEE CHARTER

(adopted as of June 18, 2004)

I.

PURPOSE

The Audit Committee (the “Audit Committee”) of our Board of Directors (the “Board”) of Chemokine Therapeutics Corp., a Delaware corporation (the “Company”), shall provide assistance to our directors  in fulfilling their responsibility to the stockholders relating to corporate accounting matters, the financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee’s purpose is to:

1.

Assist our Board’s oversight of:

•

The reliability and integrity of our accounting policies and financial reporting and disclosure practices.

•

The establishment and maintenance of processes to assure compliance with all relevant laws, regulations, and Company policies, including a process for receipt of complaints and concerns regarding accounting, internal control or auditing matters.

•

The engagement, compensation, performance, qualifications and independence of our independent auditors, their conduct of the annual independent audit of our financial statements, and their engagement for all other services.

•

The functioning of our system of internal accounting and financial controls.

2.

Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission (“SEC”) to be included in our annual proxy statement.

II.

 STRUCTURE AND OPERATION

Composition and Qualifications

The Committee shall consist of at least three (3) members of our Board.  Except as otherwise permitted by the applicable Nasdaq rules, the Sarbanes-Oxley Act of 2002 and applicable SEC rules, (i) at least two (2) members of the Committee shall be “independent” in accordance with applicable SEC rules and Nasdaq listing requirements; (ii) all members of the Committee shall meet the financial literacy requirements of Nasdaq; and (iii) at least one member of the Committee shall be an “audit committee financial expert” as such term is defined in applicable SEC and Nasdaq rules.

Appointment and Removal

The members of the Committee shall be appointed by our Board and continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal.  Any member of the Committee may be removed, with or without cause, by majority vote of our Board at any time.  Our Board may appoint one member of the Committee to serve as Chair of the Committee, to convene and chair all regular and special sessions of the Committee, set the agendas for Committee meetings, to determine and communicate to management and the full Board the information needs of the Committee, and to report Committee determinations and actions on behalf of the Committee to the full Board.  If our Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee to serve at the pleasure of the majority of the full Committee.

Delegation to Subcommittees

The Committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the Committee, or to executive officers of the Company. Any delegation may be made only to the extent permitted by the Nasdaq rules (if applicable), SEC rules, applicable law, and our Bylaws and Certificate of Incorporation.

III.

COMMITTEE MEETINGS

The Chair (or in his or her absence, a member designated by the Chair or designated by a majority of the members in attendance) shall preside at each meeting of the Committee and set the agendas for the Committee meetings.  The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of our Bylaws or this Charter.

The Committee shall meet (in person or by telephonic meeting) as often as may be deemed necessary or appropriate, generally at least four times annually, or more frequently as circumstances dictate.  The Committee shall meet periodically with management and the independent auditors and, if necessary, in separate executive sessions with only the independent auditors and Committee members present, or with only management and Committee members present, to discuss any matters that the Committee believes should be discussed privately.  The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in our records.

Except as otherwise required by the Bylaws or the Certificate of Incorporation of the Company, a majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.  The Committee may also act by unanimous written consent in lieu of a meeting.

All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote.  The Committee may, at its discretion, include in its meetings members of our management, representatives of our outside advisors, any other personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate.  Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee.

The Chair of the Committee shall report to our Board following meetings of the Committee and as otherwise requested by our Board.  The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in our records.

IV.

DUTIES AND RESPONSIBILITIES

The Committee’s role is one of oversight.  The Committee shall discharge its responsibilities, and shall assess the information provided by our management and the independent auditors, in accordance with its business judgment.  In discharging its oversight role, the Committee encourages free and open communication among the Committee, our independent auditors, and management, and is empowered to investigate any matter brought to its attention with all requisite access to all books, records, facilities and personnel of the Company and to our auditors and outside legal counsel.  The Committee has the power to retain separate outside counsel, auditors or other experts or advisors, different from our regular outside counsel, auditors and other experts and advisors, and will receive adequate funding from the Company to engage such counsel, auditors, experts and advisors.

The following functions and responsibilities are set forth as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.

To fulfill its responsibilities and duties, the Committee shall:

General

1.

Develop and maintain free and open means of communication with our Board, our independent auditors, our internal auditors, if any, and the financial and general management of the Company.

2.

Perform any other activities as the Committee deems appropriate, or as are requested by our Board, consistent with this Charter, our Bylaws and applicable laws and regulations.

3.

Conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this Charter.

4.

Review and reassess, at least annually, the adequacy of this Charter and submit any recommended changes to our Board for its consideration.

5.

Report its findings regularly to our Board, including any issues that arise with respect to the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, and the performance and independence of our independent auditors.

6.

Maintain minutes and other records of meetings and activities of the Committee.

Financial Statements and Published Information

7.

Prior to any public disclosure thereof, the Committee shall review and discuss (or otherwise have the opportunity to comment on) earnings press releases, as well as financial information and earnings guidance.

8.

Review and discuss with management and the independent auditors the annual and quarterly financial statements prior to their filing, including our disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors (i) all significant matters related to the independent auditors’ review of the financial statements and (ii) the matters required to be communicated by applicable Statements of Auditing Standards, including, but not limited to, Statement on Auditing Standards No. 61, as modified or supplemented.

9.

Make a recommendation to our Board regarding the inclusion of the audited annual financial statements in our Annual Report on Form 10-K to be filed with the SEC.

10.

Consider and review with management, the Chief Financial Officer and/or the Controller, and the independent auditors:

a.

significant findings during the year, including the status of previous audit recommendations;

b.

any audit problems or difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information;

c.

any changes required in the planned scope of the audit plan;

d.

the overall scope and plans for the audit (including the audit budget and the adequacy of compensation and staffing); and

e.

the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

11.

Prepare a report from the Committee to be included in our proxy statement related to the performance of certain of the Committee’s responsibilities, as required by the rules and regulations of the SEC.

Performance and Independence of Independent Auditor

12.

On an annual basis, request from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1 and with all applicable laws, rules and regulations.  The Committee shall review the qualification, performance and independence of the independent auditor annually and make determinations regarding the appointment or termination of the independent auditor.  The Committee shall actively engage in a dialogue with our management and independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors from management and the Company and take appropriate action in response to the outside auditors’ report to satisfy itself of the independent auditor’s objectivity and independence.  The Committee shall also:

a.

confirm with the independent auditors that the independent auditors are in compliance with the partner rotation requirements established by the SEC;

b.

consider whether, in the interest of assuring continuing independence of the independence auditors, the Company should regularly rotate its independent auditors;

c.

set clear policies for our hiring of employees or former employees of the independent auditors; and

d.

if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditors.

13.

At least annually, obtain and review a written report by the independent auditors describing all relationships between the Company and the independent auditors and discuss the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent peer review.

Review of Services and Audit by Independent Auditor

14.

Have the sole authority and responsibility to appoint, evaluate, determine the compensation of and, where appropriate, replace the independent auditor.  The Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.  The independent auditor shall report directly to the Committee, and the Committee’s responsibility includes the resolution of disagreements between management and the independent auditors regarding financial reporting.

15.

Consider and pre-approve all auditing and non-audit services provided by the independent auditors.  The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings.

16.

Reviewing with the independent auditors, as required by the rules and regulations of the SEC:

a.

All critical accounting policies and practices used by the Company;

b.

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

c.

Other material communications between the independent auditors and management, such as any management letters or schedule of unadjusted differences.

Financial Reporting Process

17.

Review the activities, organizational structure, staffing and qualifications of the internal audit function, if any.

18.

The Committee shall review and approve any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statements of the Company.

19.

Review and discuss periodically with management and the independent auditors:

a.

the adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures;

b.

all significant deficiencies in the design or operation of our internal controls which could adversely affect our ability to record, process, summarize and report financial data;

c.

the integrity of its financial reporting processes;

d.

any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls; and

e.

the adequacy of its risk management programs and policies, including recommendations for any improvements in these areas.

20.

Meeting periodically with management, the internal auditors, if any, and the independent auditors in separate executive sessions to discuss matters which the Committee or these groups believe should be discussed privately.

Ethical and Legal Compliance/General

21.

Review periodically with our general counsel any legal and regulatory matters that may have a material impact on our financial statements.

22.

Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

23.

The Committee shall review and approve any transactions or courses of dealing with related parties.

APPENDIX B

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

TSX CORPORATE GOVERNANCE GUIDELINES	COMPLIANT?	CORPORATE GOVERNANCE PRACTICES

(1)

The board of directors should explicitly assume responsibility for stewardship of the Company, and as part of the overall stewardship responsibility, should assume responsibility for the following matters:

(a) adoption of a strategic planning process;	Yes	A strategic planning process is in place in which Board members and management participate.

(b) the identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks;	Yes

The board of directors, through its committees and as a whole, ensures that there are in place systems to effectively monitor and manage business risks, with a view to the long-term viability of the Company. The board of directors periodically reviews existing practices and systems with a view to improving such processes where appropriate.

(c) succession planning, including appointing, training and monitoring senior management;	Yes

The board of directors has established a Nominating and Corporate Governance Committee, composed exclusively of outside directors, that monitors succession planning and recruitment and reports to the whole Board.  In addition, the Board has established a Compensation Committee, consisting of outside directors that monitors and recommends compensation for management performance.

(d) a communications policy for the Company; and	Yes

The board of directors ensures that the Company has in place a communications policy to ensure a continued link between the board of directors, its shareholders and its senior management. The board of directors is kept informed of any material issue of concern to shareholders and provides direction for action as required.

The Company has a policy addressing employee and insider trading that is followed by members of the Board and employees. The Company periodically sets trading blackouts for employees and directors in advance of news releases and/or in other circumstances as deemed appropriate.

(e) the integrity of the Company’s internal control and management information systems.	Yes

The Board has appointed an Audit Committee composed of outside directors that reviews compliance of financial reporting with accounting principles and appropriate internal controls. The Audit Committee meets at least quarterly with management and the external auditors to review financial statements, internal controls and other matters. The Audit Committee reports to the Board prior to the approval of the quarterly and annual financial statements.

TSX CORPORATE GOVERNANCE GUIDELINES	COMPLIANT?	CORPORATE GOVERNANCE PRACTICES

(2) The board of directors should be constituted with a majority of the individuals who qualify as “unrelated” directors (independent of management and free from conflicting interest).	Yes	The Company’s Board is constituted with a majority of unrelated directors. The related director is Dr. Hassan Salari, Chairman, President and Chief Executive Officer.

(3)

The board of directors will assess and disclose on an annual basis (i) whether the board of directors has a majority of unrelated directors and (ii) the analysis of the application of the principles supporting this conclusion.

Yes

Except for Dr. Hassan Salari, Chairman, President and Chief Executive Officer, none of the remaining directors have worked as employees for the Company or have material contracts with the Company.

Of the Company’s five directors, four are unrelated as follows:

Michael Evans – unrelated

Matthias C. Kurth – unrelated

John Osth – unrelated

C. Richard Piazza – unrelated

(4)

The board of directors should appoint a committee of directors, composed exclusively of outside directors, a majority of whom are unrelated directors, with the responsibility for proposing new nominees to the board and for assessing directors on an ongoing basis.

Yes

The Nominating and Corporate Governance Committee is comprised exclusively of outside directors.

The Nominating and Corporate Governance Committee, as part of its mandate, has the responsibility of recommending qualified candidates for the Board, annually reviewing the effectiveness of the Board and individual members of the Board.

(5) The board of directors should implement a process for assessing the effectiveness of the board of directors, its committees and the contribution of individual directors.	Yes

The Chairman of the board of directors and the Chair of each of the committees of the board of directors is responsible for ensuring the effective administration and performance of the board of directors and its committees.  Each committee has adopted a mandate and its performance is reviewed against that mandate.  The Nominating and Corporate Governance Committee considers the contribution of directors as part of their recommendation for election to the Board.

(6) Every Company should provide an orientation and education program for new recruits to the board of directors.	Yes

New nominees receive a program of orientation and education including (but not limited to) provision of a complete corporate history, including copies of past minutes of meetings of the board of directors, as well as information regarding the Company’s business and operations.

TSX CORPORATE GOVERNANCE GUIDELINES	COMPLIANT?	CORPORATE GOVERNANCE PRACTICES

(7)

Every board of directors should examine its size to determine the impact of the number upon effectiveness, and where appropriate, undertake a program to reduce the size to facilitate more effective decision-making.

	Yes	The board of directors as a whole annually examines the size of the board of directors to ensure that it is optimum for decision-making.

(8)

The board of directors should review adequacy and form of the compensation of directors and ensure the compensation realistically reflects the responsibilities and risk involved in being an effective director.

Yes

The Compensation Committee reviews the amount and form of director compensation periodically with any resultant recommendations made to the full board of directors, to ensure that such compensation realistically reflects the responsibilities and risks of being an effective director.

(9) Committees of the board of directors should generally be composed of outside directors, a majority of whom are unrelated directors.	Yes	All committees are comprised exclusively of outside and unrelated directors.

(10) The board of directors should expressly assume responsibility for, or assign to a committee of directors, general responsibility for developing the Company’s approach to governance issues.	Yes

The Nominating and Corporate Governance Committee is mandated to be responsible for and make recommendations to the Board concerning the governance of the Company. Included in the Nominating and Corporate Governance Committee mandate is the responsibility to:

1.

develop the Company’s approach to corporate governance issues;

2.

monitor the application of the Company’s governance principles and report to the Board on a regular basis; and

3.

review its mandate and recommend its changes to the Board.

(11)

The board of directors, together with the Chief Executive Officer, should develop position descriptions for the board of directors and for the Chief Executive Officer, involving the definition of the limits to management’s responsibilities.  The board of directors should approve or develop the corporate objectives which the Chief Executive Officer is responsible for meeting.

Yes

The board of directors expects management to be responsible for the day-to-day operations of the Company and to implement the corporate objectives and strategic business plans as authorized by the Board annually.  Management meets with the Governance and Nominations Committee to review and establish a strategic business plan and specific objectives including those set by the Board for the Chief Executive Officer.  Subsequent to this meeting, management meets with the Compensation Committee to establish appropriate remuneration and bonuses commensurate with achievement of the previous year’s targets.

All of the foregoing is completed within the context of authorized budgets, specific delegations of authority and corporate policies and procedures. Management is expected to report regularly to the board of directors in a comprehensive, accurate and timely fashion on the business and affairs of the Company. Any responsibility that is not delegated to senior management or to a committee of the board of directors remains with the Board.

TSX CORPORATE GOVERNANCE GUIDELINES	COMPLIANT?	CORPORATE GOVERNANCE PRACTICES

(12) The board of directors should have in place appropriate structures and procedures to ensure that the board of directors can function independently of management.	Yes	The board of directors and committees of the Board meet independently of management when needed and have the authority to engage independent advice.

(13)

The audit committee of the board of directors should be composed only of outside directors and should have (i) specially defined roles and responsibilities; (ii) direct communication channels with the internal and external auditors; and (iii) oversight responsibility for management reporting on internal control.

Yes

The Audit Committee of the board of directors is composed of three members, all of which are outside Directors.

The Audit Committee assists the board of directors in fulfilling its responsibilities for the Company’s accounting and financial reporting practices by reviewing the quarterly and annual consolidated financial statements, reviewing the adequacy of the system of internal controls, reviewing any relevant accounting, financial and security regulatory matters, reviewing the management of corporate risks and recommending the appointment of external auditors, who meet quarterly with management and separately with management excluded. The Audit Committee also provides a mechanism for communication between the board of directors and the Company’s external auditors, who meet quarterly with management and separately with management excluded.

(14) The board of directors should implement a system which enables an individual director to engage an outside advisor at the Company’s expense, in appropriate circumstances.	Yes	Individual directors or committees may engage outside advisers at the expense of the Company.

Appendix C

Material Terms of Proposed Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CHEMOKINE THERAPEUTICS CORP.,

a Delaware corporation

It is hereby certified that:

1.

The name of the corporation (hereinafter called the “Corporation”) is Chemokine Therapeutics Corp.

2.

The Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) is hereby amended as follows:

Article IV, Section (A) of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

“(A)

CLASSES OF STOCK.  The Corporation is authorized to issue two classes of stock to be designated, respectively, “COMMON STOCK” and “PREFERRED STOCK.”  The total number of shares which the Corporation is authorized to issue is One Hundred Six Million (106,000,000) shares, each with a par value of $0.001 per share.  One Hundred Million (100,000,000) shares shall be Common Stock and Six Million (6,000,000) shares shall be Preferred Stock.”

3.

The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this ____ day of ____________, 2005.

Hassan Salari, President

CHEMOKINE THERAPEUTICS CORP.
PROXY

Annual Meeting of Stockholders, May 10, 2005

This Proxy is Solicited on Behalf of the Board of Directors of
CHEMOKINE THERAPEUTICS CORP.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 10, 2005, and the Proxy Statement and appoints Hassan Salari and David L. Karp, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Chemokine Therapeutics Corp. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at The Jonathan Club, 545 South Figueroa Street, Los Angeles, CA  90071 on Tuesday, May 10, 2005, at 2:00 PM Pacific Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Please detach and return in the envelope provided

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect five directors of the Company to serve until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified.				3. To ratify the appointment of M.D. Sassi Company as independent auditors of the Company for the fiscal year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES ○ Hassan Salari ○ Michael Evans ○ John Osth ○ Matthias C. Kurth ○ C. Richard Piazza

4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as specified above.   If no specification is made, this Proxy will be voted “FOR” the election of the directors listed at left and “For” the other listed proposals.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.

To increase the authorized shares of stock, par value $0.001 per share, of the Company from 56,000,000 shares of stock to 106,000,000 shares of stock, consisting of 100,000,000 shares of common stock and 6,000,000 shares of preferred stock.

	FOR ☐	AGAINST ☐	ABSTAIN ☐	Please print the name(s) appearing on each share certificate(s) over which you have voting authority: _______ Please check here if you plan to attend the meeting. ☐

To change your address on your account, please check the box at the right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder

        Date:

     Signature of Stockholder

     Date:

Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.